SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                  FORM 8-K




                               CURRENT REPORT
                   PURSUANT TO SECTION 13 or 15 (d) of the
                       SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported):
                               March 15, 1996



                      HEALTH INSURANCE OF VERMONT, INC.
             (Exact name of registrant as specified in charter)



                                   Vermont
               (State or other jurisdiction of incorporation)


                0-9934                                03-0211497
         (Commission File No.)                      (IRS employer
                                                 identification no.)

Health Insurance of Vermont, Inc., One Roosevelt Highway, Colchester, VT 05446
      (Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code:
                               (802) 655-5500


      Item 5.  Other Events.

      On March 15, 1996, Health Insurance of Vermont, Inc. (the "Company") and Penn Treaty American Corporation ("PTAC") entered into a Merger Agreement pursuant to which, subject to the terms and conditions specified therein, the Company will merge with a wholly owned subsidiary of PTAC.

      The foregoing is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 1 hereto, which is incorporated herein by reference.

      Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

      1. Merger Agreement, dated as of March 15, 1996 by and between Penn Treaty American Corporation, and Health Insurance of Vermont, Inc.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HEALTH INSURANCE OF VERMONT, INC.


                                       By:    /s/ David W. Lesperance
                                             --------------------------------
                                       Name:      David W. Lesperance
                                       Title:     Vice President and Treasurer/
                                                  Chief Accounting Officer


Date:   March 20, 1996


                                EXHIBIT INDEX

Exhibit
No.        Description
-------    -----------

1. Agreement and Plan of Merger, dated of March 15, 1996, between Penn Treaty American Corporation and Health Insurance of Vermont, Inc.